# SHARE PLEDGE AGREEMENT

AMONG

Wang Yuhu

Daqing High-Tech Hawkland Venture Investment Co. Ltd.

Shareholders of Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company

And

Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company

And

Daqing Zefang Intelligent Trading Co., Ltd.

_________ 2011

# SHARE PLEDGE AGREEMENT

This SHARE PLEDGE AGREEMENT (hereinafter, this "AGREEMENT") is entered into in the People's Republic of China (hereinafter, "PRC") as of ________, 2011 by and among the following Parties:

(1) Wang Yuhu, Identity Card Number:
Address:

(2) Daqing High-Tech Hawkland Venture Investment Co. Ltd.
Address:

(3) Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company (hereinafter referred to as HEILONGJIANG TONGYU)
Address:

(4) Daqing Zefang Intelligent Trading Co.,Ltd.. (hereinafter referred to as DAQING ZEFANG)
Address:

(5) HEILONGJIANG TONGYU subsidiaries (hereinafter referred to as SUBSIDIARIES), includes Tongliao Tongyu Pride Aluminum Joint Stock Limited Company (hold 70% shares) and Tongxin Micro-lending of Daqing High-Tech Park Joint Stock Limited Company (hold 18% shares).

(In this Agreement, the aforesaid parties hereinafter be referred to as a "PARTY" individually, and collectively "PARTIES")

**WHEREAS:**

(1) As of the date of this Agreement, Wang Yuhu, Daqing High-Tech Hawkland Venture Investment Co. Ltd. are the major registered shareholders of

HEILONGJIANG TONGYU, legally holding majority of Share interests of HEILONGJIANG TONGYU, of which Wang Yuhu holding ______% interest, Daqing High-Tech Hawkland Venture Investment Co. Ltd. holding ______%.

(2) HEILONGJIANG TONGYU holds 70% shares of shareholder of Tongliao Tongyu Pride Aluminum Joint Stock Limited Company and 18% shares of Tongxin Micro-lending of Daqing High-Tech Park Joint Stock Limited Company.

(3) Pursuant to the Call Option Agreement dated ________, 2011 among DAQING ZEFANG, the Pledgors and the Target Companies (as defined below) (hereinafter, the "CALL OPTION AGREEMENT"), the Pledgors shall transfer part or all of the Share interests of the Target Companies to DAQING ZEFANG and/or any other entity or individual designated by DAQING ZEFANG at the request of the DAQING ZEFANG.

(4) Pursuant to the Shareholders' Voting Right Proxy Agreement dated ________, 2011 among DAQING ZEFANG, the Target Company and the Pledgors (hereinafter referred to as the "PROXY AGREEMENT"), Pledgors have already irrevocably entrusted the personnel designated by DAQING ZEFANG with full power to exercise on their behalf of their shareholders' voting rights in respect of the relevant Target Companies.

(5) Pursuant to the Exclusive Service Agreement dated as of ________, 2011 among DAQING ZEFANG, the Target Companies and the shareholders of HEILONGJIANG TONGYU (hereinafter, the "SERVICE AGREEMENT"), the Target Companies have already engaged DAQING ZEFANG exclusively to provide them with relevant management and consultation and other services, for which the Target Companies will respectively pay DAQING ZEFANG services accordingly.

(6) As security for performance by the Pledgors of the Contract Obligations (as defined below) and repayment of the Guaranteed Liabilities (as defined below), the Pledgors agree to pledge all of their Share interests in the Target Company to the

Pledgee and grant the Pledgee the right to request for repayment in first priority and the Target Companies agree such Share pledge arrangement.

THEREFORE, the Parties hereby have reached the following agreement upon mutual consultations:

## ARTICLE 1 DEFINITION

1.1 Except as otherwise construed in the context, the following terms in this Agreement shall be interpreted to have the following meanings:

"CONTRACT OBLIGATIONS" shall mean all contractual obligations of a Pledgor under the Call Option Agreement and Proxy Agreement; all contractual obligations of a Target Company under the Service Agreement, the Call Option Agreement, the Proxy Agreement and all contractual obligations of a Pledgor under this Agreement.

"TARGET COMPANY" shall mean, to Wang Yuhu and Daqing High-Tech Hawkland Venture Investment Co. Ltd., HEILONGJIANG TONGYU; and to HEILONGJIANG TONGYU, HEILONGJIANG TONGYU SUBSIDIARIES.

"GUARANTEED LIABILITIES" shall mean all direct, indirect and consequential losses and losses of foreseeable profits suffered by Pledgee due to any Breaching Event (as defined below) a Pledgor and/or a Target Company, and all fees incurred by Pledgee for the enforcement of the Contractual Obligations of a Pledgor and/or a Target Company.

"TRANSACTION AGREEMENTS" shall mean the Exclusive Service Agreement, Call Option Agreement and the Proxy Agreement in respect of a Pledgor; the Exclusive Service Agreement, and Proxy Agreement in respect of a Target Company.

"BREACHING EVENT" shall mean any breach by either Pledgor of its Contract Obligations under the Exclusive Service Agreement, the Proxy Agreement, Call Option Agreement or this Agreement; any breach by a Target Company of its Contract

Obligations under the Exclusive Service Agreement, Call Option Agreement and/or Proxy Agreement.

"PLEDGED PROPERTY" shall mean (i) in respect of Wang Yuhu and Daqing High-Tech Hawkland Venture Investment Co. Ltd., all of the Share interests in HEILONGJIANG TONGYU which are legally owned by them as of the effective date hereof and is to be pledges by them to the Pledgee according to provisions hereof as the security for the performance by them and HEILONGJIANG TONGYU of their Contractual Obligations, and the increased capital contribution and Share interest described in Articles 2.6 and 2.7 hereof; (ii) in respect of HEILONGJIANG TONGYU, all of the Share interest in the HEILONGJIANG TONGYU SUBSIDIARIES, from time to time, which is legally owned by it as of the effective date hereof and any effective date of the Acknowledgement Letter in the form provided in the Appendix to this Agreement and is to be pledged to the Pledgee by it according to provisions hereof as the security for the performance of the Contractual Obligations by it and HEILONGJIANG TONGYU SUBSIDIARIES, from time to time,, and the increased capital contribution and Share interest described in Articles 2.6 and 2.7 hereof.

"PRC LAW" shall mean the then valid laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of the People's Republic of China.

1.2 The references to any PRC Law herein shall be deemed:

(i) To include the references to the amendments, changes, supplements and reenactments of such law, irrespective of whether they take effect before or after the formation of this Agreement; and (ii) To include the references to other decisions, notices or regulations enacted in accordance therewith or effective as a result thereof.

1.3 Except as otherwise stated in the context herein, all references to an article, clause, item or paragraph shall refer to the relevant part of this Agreement.

## ARTICLE 2 SHARE PLEDGE

2.1 Each Pledgor hereby agrees to pledge the Pledged Property, which it legally owns and has the right to dispose of, to the Pledgee according to the provisions hereof as the security for the performance of the Contract Obligations and the repayment of the Guaranteed Liabilities. Each Target Company hereby agrees that the Pledgors legally holding Share interest in it to pledge the Pledged Property to the Pledgee according to the provisions hereof.

2.2 Each Pledgor hereby undertakes that it will be responsible for, recording the arrangement of the Share pledge hereunder (hereinafter, the "SHARE PLEDGE") on the shareholder register of each Target Company on the date hereof, and will do its best endeavor to make registration with registration authorities of industry and commerce of each Target Company. Each Target Company respectively undertakes that it will do its best to cooperate with the Pledgors to complete the registration with authorities of industry and commerce under this Article.

2.3 During the valid term of this Agreement, except for the willful misconduct or gross negligence of the Pledgee which has direct cause and effect relationship to the reduction in value of the Pledged Property, Pledgee shall not be liable in any way to, nor shall Pledgors have any right to claim in any way or propose any demands on the Pledgee, in respect of the said reduction in value of the Pledged Property.

2.4 To the extent not violating provision of Article 2.3 above, in case of any possibility of obvious reduction in value of the Pledged Property which is sufficient to jeopardize Pledgee's rights, Pledgee may at any time auction or sell off the Pledged Property on behalf of Pledgors, and discuss with the Pledgors to use the proceeds from such auction or sale-off as pre-repayment of the Guaranteed Liabilities, or may submit such proceeds to the local notary institution where the Pledgee are domiciled (any fees incurred in relation thereto shall be borne by Pledgors).

2.5 DAQING ZEFANG as a Pledgee shall be deemed to have created the encumbrance of first order in priority on the Pledged Property, and in case of any Breaching Event, Pledgee shall have the right to dispose the Pledged Property in the way set out in Article 4 hereof.

2.6 Only upon prior consent by the Pledgee shall the Pledgors be able to increase their capital contribution to any or all of the Target Companies. Further capital contribution made by Pledgor (s) in the Target Company shall also be part of the Pledged Property.

2.7 Only upon prior written consent by the Pledgee shall the Pledgors be able to receive dividends or share profits from the Pledged Property. The dividends or the profits received by the Pledgors from the Pledged Property shall be deposited into the Pledgee's bank account designated by the Pledgee respectively, to be under the supervision of the Pledgee and used as the Pledged Property to repay in priority the Guaranteed Liabilities.

2.8 Wang Yuhu and Daqing High-Tech Hawkland Venture Investment Co. Ltd. agree to bear joint liabilities respectively to the Pledgee upon occurrence of any Breaching Event on the part of HEILONGJIANG TONGYU and the Pledgee shall have the right, upon occurrence of the Breaching Event, to dispose any Pledged Property of any Pledgors in accordance with the provisions hereof.

## ARTICLE 3 RELEASE OF PLEDGE

In respect of Share interest of any Target Company, upon full and complete performance by relevant Pledgors of all of their Contractual Obligations, the Pledgee shall, at the request of relevant Pledgors, release the pledge created on such Target Company under this Agreement, and shall cooperate with relevant Pledgors to go through the formalities to cancel the record of the Share Pledge in the shareholder register of the relevant Target Company, with the reasonable fees incurred in connection with such release to be borne by the Pledgee with the same proportion.

## ARTICLE 4 DISPOSAL OF THE PLEDGED PROPERTY

4.1 The Pledgors, the Target Companies and the Pledgee hereby agree that, in case of any Breaching Event, the Pledgee shall have the right to exercise, upon giving written notice to the Pledgors, all of the remedial rights and powers enjoyable by them under

the PRC Law, including but not limited to being repayment in priority with proceeds from auctions or sale-offs of the Pledged Property. The Pledgee shall not be liable for any loss as the result of their reasonable exercise of such rights and powers.

4.2 Pledgee shall have the right to designate in writing its legal counsel or other agents to exercise on their respective behalf any and all rights and powers set out above, and neither Pledgors nor Target Companies shall oppose thereto.

4.3 The reasonable costs incurred by Pledgee in connection with their exercise of any and all rights and powers set out above shall be borne by Pledgors, and Pledgee shall have the right to deduct the costs actually incurred from the proceeds that they acquire from the exercise of the rights and powers.

4.4 The proceeds that Pledgee acquires from the exercise of their respective rights and powers shall be used in the priority order as follows:

Firstly, to pay any cost incurred in connection with the disposal of the Pledged Property and the exercise by Pledgee of their respective rights and powers (including remuneration paid to their respective legal counsels and agents);

Secondly, to pay any taxes and levies payable for the disposal of the Pledged Property; and

Thirdly, to repay Pledgee for the Guaranteed Liabilities.

In case of any balance after payment of the above amounts, Pledgee shall return the same to Pledgors or other persons entitled thereto according to the relevant laws and rules or submit the same to the local notary institution where Pledgee are domiciled (any fees incurred in relation thereto shall be borne by Pledgors).

4.5 The Pledgee shall have the option to exercise, simultaneously or in certain sequence, any of the remedies at breaching that it is entitled to in respect of the Share interest of any Target Company held by any Pledgor; the Pledgee shall not be obliged to exercise other remedies at breaching before their exercise of the right to the

auctions or sale-offs of the Pledged Property hereunder. The Pledgors or Target Companies shall not oppose to whether the Pledgee exercises any part of the right to the pledge or the sequence of exercising the pledged interest.

## ARTICLE 5 FEES AND COSTS

All costs actually incurred in connection with the establishment of the Share Pledge hereunder, including but not limited to stamp duties, any other taxes, all legal fees, etc shall be borne by Pledgee with the same proportion.

## ARTICLE 6 CONTINUITY AND NO WAIVE

The Share Pledge hereunder is a continuous guarantee, with its validity to continue until the full performance of the Contractual Obligations or the full repayment of the Guaranteed Liabilities. Neither exemption or grace period granted by Pledgee to Pledgors in respect of their breach, nor delay by Pledgee in exercising any of its rights under this Agreement shall affect the rights of Pledgee under this Agreement, relevant PRC Law, the rights of Pledgee to demand at anytime thereafter the strict performance of this Agreement by Pledgors or the rights Pledgee may be entitled to due to subsequent breach by Pledgors of the obligations under this Agreement.

## ARTICLE 7 REPRESENTATIONS AND WARRANTIES BY PLEDGORS

Each of Pledgors hereby, in respect of itself and Target Company in which it holds Share interest, represents and warrants to Pledgee as follows:

7.1 Each Individual Pledgor is a PRC citizen with full capacity of disposition and has obtained due authorization to execute, deliver and perform this Agreement and can independently be a subject of actions; HEILONGJIANG TONGYU is a limited liability corporation duly incorporated and validly existing under the PRC Law, has full right and authorization to execute and deliver this Agreement and other documents relating to the transaction as stipulated in this Agreement and to be

executed by them. It also has full right and authorization to complete the transaction stipulated in this Agreement.

7.2 Each Target Company is a limited liability corporation duly incorporated and validly existing under the PRC Law, it has independent status as a legal person; it has full and independent legal status and capacity to execute, deliver and perform this Agreement and can independently be a subject of actions. It has full right and authorization to execute and deliver this Agreement and other documents relating to the transaction as stipulated in this Agreement and to be executed by them. It also has full right and authorization to complete the transaction stipulated in this Agreement.

7.3 All reports, documents and information concerning Pledgors and all matters as required by this Agreement which are provided by Pledgors to Pledgee before this Agreement comes into effect are true, correct and effective in all material aspects as of the execution hereof.

7.4 At the time of the effectiveness of this Agreement, Pledgors are the sole legal owner of the Pledged Property, with no existing dispute whatever concerning the ownership of the Pledged Property. Pledgors have the right to dispose of the Pledged Property or any part thereof.

7.5 Except for the encumbrance set on the Pledged Property hereunder and the rights set under the Transaction Agreements, there is no other encumbrance or third party interest set on the Pledged Property.

7.6 The Pledged Property is capable of being pledged or transferred according to the laws, and Pledgors have the full right and power to pledge the Pledged Property to Pledgee according to this Agreement.

7.7 This Agreement constitutes the legal, valid and binding obligations on Pledgors when it is duly executed by Pledgors.

7.8 Any consent, permission, waive or authorization by any third person, or any approval, permission or exemption by any government authority, or any registration

or filing formalities (if required by laws) with any government authority to be handled or obtained in respect of the execution and performance hereof and the Share Pledge hereunder have already been handled or obtained, and will be fully effective during the valid term of this Agreement.

7.9 The execution and performance by Pledgors of this Agreement are not in violation of or conflict with any laws applicable to them, or any agreement to which they are a party or which has binding effect on their assets, any court judgment, any arbitration award, or any administration authority decision.

7.10 The pledge hereunder constitutes the encumbrance of first order in priority on the Pledged Property.

7.11 All taxes and fees payable in connection with acquisition of the Pledged Property have already been paid in full amount by Pledgors.

7.12 There is no pending or, to the knowledge of Pledgors, threatened litigation, legal process or demand by any court or any arbitral tribunal against Pledgors, or their property, or the Pledged Property, nor is there any pending or, to the knowledge of Pledgors, threatened litigation, legal process or demand by any government authority or any administration authority against Pledgors, or their property, or the Pledged Property, which is of material or detrimental effect on the economic status of Pledgors or their capability to perform the obligations hereunder and the Guaranteed Liabilities.

7.13 Pledgors hereby warrant to Pledgee that the above representations and warranties will remain true, correct and effective at any time and under any circumstance before the Contractual Obligations are fully performed or the Guaranteed Liabilities are fully repaid, and will be fully complied with.

## ARTICLE 8 REPRESENTATIONS AND WARRANTIES BY TARGET COMPANY

Each Target Company hereby individually represents and warrants to Pledgee as follows:

8.1 Each Target Company is a limited liability corporation duly incorporated and validly existing under the PRC Law, with full capacity of disposition and has obtained due authorization to execute, deliver and perform this Agreement and can independently be a subject of actions.

8.2 All reports, documents and information concerning Pledged Property and all matters as required by this Agreement which are provided by Target Company to Pledgee before this Agreement comes into effect are true, correct and effective in all material aspects as of the execution hereof.

8.3 All reports, documents and information concerning Pledged Property and all matters as required by this Agreement which are provided by Target Company to Pledgee after this Agreement comes into effect are true, correct and effective in all material aspects upon provision.

8.4 This Agreement constitutes the legal, valid and binding obligations on Target Company when it is duly executed by Target Company.

8.5 It has full right and authorization to execute and deliver this Agreement and other documents relating to the transaction as stipulated in this Agreement and to be executed by them. It also has full right and authorization to complete the transaction stipulated in this Agreement.

8.6 There is no pending or, to the knowledge of Target Company, threatened litigation, legal process or demand by any court or any arbitral tribunal against Target Company, or their property (including but are not limited to the Pledged Property), nor is there any pending or, to the knowledge of Target Company, threatened litigation, legal process or demand by any government authority or any administration authority against Target Company, or their property (including but are not limited to the Pledged Property), which is of material or detrimental effect on the economic status of Target Company or their capability to perform the obligations hereunder and the Guaranteed Liabilities.

8.7 Each Target Company hereby agree to bear joint responsibilities to Pledgee in respect of the representations and Warranties made by its relevant Pledgor according to Article 7.5, Article 7.6, Article 7.7, Article 7.9 and Article 7.11 hereof.

8.8 Target Company hereby warrant to Pledgee that the above representations and warranties will remain true, correct and effective at any time and under any circumstance before the Contractual Obligations are fully performed or the Guaranteed Liabilities are fully repaid, and will be fully complied with.

## ARTICLE 9 UNDERTAKINGS BY PLEDGORS

Each of the Pledgors hereby individually undertakes to Pledgee in respect of it and its Target Company of which it holds Share as follows:

9.1 Without the prior written consent by Pledgee, Pledgors shall not establish or permit to establish any new pledge or any other encumbrance on the Pledged Property.

9.2 Without first giving written notice to Pledgee and having Pledgee's prior written consent, Pledgors shall not transfer the Pledged Property, and any attempt by Pledgors to transfer the Pledged Property shall be null and void. The proceeds from transfer of the Pledged Property by Pledgors shall be used to repay to Pledgee in advance the Guaranteed Liabilities or submit the same to the third party agreed with Pledgee.

9.3 In case of any litigation, arbitration or other demand which may affect detrimentally the interest of Pledgors or Pledgee under the Transaction Agreements and hereunder or the Pledged Property, Pledgors undertake to notify Pledgee thereof in writing as soon as possible and promptly and shall take, at the reasonable request of Pledgee, all necessary measures to ensure the pledge interest of Pledgee in the Pledged Property.

9.4 Pledgors shall not carry on or permit any act or action which may affect detrimentally the interest of Pledgee under the Transaction Agreements and hereunder or the Pledged Property.

9.5 Pledgors guarantee that they shall, at the reasonable request of Pledgee, take all necessary measures and execute all necessary documents (including but not limited to supplementary agreement hereof) in respect of ensuring the pledge interest of Pledgee in the Pledged Property and the exercise and realization of the rights thereof.

9.6 In case of assignment of any Pledged Property as the result of the exercise of the right to the pledge hereunder, Pledgors guarantee that they will take all necessary measures to realize such assignment.

9.7 Wang Yuhu and Daqing High-Tech Hawkland Venture Investment Co. Ltd. undertake individually to bear joint responsibilities with the other party if the performance of the Article 9 thereof of the other Party refers to HEILONGJIANG TONGYU; and HEILONGJIANG TONGYU undertake individually to bear joint responsibilities with the other party if the performance of Article 9 thereof of the other party refers to any Target Company which is one of HEILONGJIANG TONGYU SUBSIDIARIES.

## ARTICLE 10 UNDERTAKINGS BY TARGET COMPANY

10.1 Any consent, permission, waive or authorization by any third person, or any approval, permission or exemption by any government authority, or any registration or filing formalities (if required by laws) with any government authority to be handled or obtained in respect of the execution and performance hereof and the Share Pledge hereunder will be cooperated to handle or obtain by Target Company to their best efforts and will be ensured to remain full effective during the valid term of this Agreement.

10.2 Without the prior written consent of Pledgee, Target Company shall not cooperate to establish or permit to establish any new pledge or any other encumbrance on the Pledged Property.

10.3 Without having Pledgee's prior written consent, Target Company shall not cooperate to transfer or permit to transfer the Pledged Property.

10.4 In case of any litigation, arbitration or other demand which may affect detrimentally the interest of Target Company or Pledgee under the Transaction Agreements and hereunder or the Share of Target Company as the Pledged Property, Target Company undertake to notify Pledgee thereof in writing promptly and shall take, at the reasonable request of Pledgee, all necessary measures to ensure the pledge interest of Pledgee in the Pledged Property.

10.5 Target Company shall not carry on or permit any act or action which may affect detrimentally the interest of Pledgee under the Transaction Agreements and hereunder or the Pledged Property.

10.6 Target Company shall provide Pledgee with the financial statement of the last calendar season within the first month of each calendar season, including but not limited to the balance sheet, the income statement and the statement of cash flow.

10.7 Target Company guarantee that they shall, at the reasonable request of Pledgee, take all necessary measures and execute all necessary documents (including but not limited to supplementary agreement hereof) in respect of ensuring the pledge interest of Pledgee in the Pledged Property and the exercise and realization of the rights thereof.

10.8 In case of assignment of any Pledged Property as the result of the exercise of the right to the pledge hereunder, Target Company guarantee that they will take all necessary measures to realize such assignment.

## ARTICLE 11 ENCUMBRANCE OF FIRST ORDER IN PRIORITY

11.1 DAQING ZEFANG has the encumbrance of first order in priority on any and all Pledged Property. Pursuant to the stipulations of the Transaction Agreement, any Breaching Event under any Transaction Agreement shall result in the occurrence of Breaching Event under other Transaction Agreement, DAQING ZEFANG shall claim the pledged interest hereunder to Pledgor relevant to the Breaching Event, and be repaid in priority in the proportion of their respective security amount from the

proceeds obtained according to the disposal of Pledged Property stipulated in Article 4 hereof.

## ARTICLE 12 CHANGE OF CIRCUMSTANCES

12 As supplement and subject to compliance with other terms of the Transaction Agreements and this Agreement, in case that at any time the promulgation or change of any PRC Law, regulations or rules, or change in interpretation or application of such laws, regulations and rules, or the change of the relevant registration procedures enables Pledgee to believe that it will be illegal or in conflict with such laws, regulations or rules to further maintain the effectiveness of this Agreement and/or dispose of the Pledged Property in the way provided herein, Pledgors and Target Company shall, at the written direction of Pledgee and in accordance with the reasonable request of Pledgee, promptly take actions and/or execute any agreement or other document, in order to:

(i) Keep this Agreement remain in effect;

(ii) Facilitate the disposal of the Pledged Property in the way provided herein; and/or

(iii) Maintain or realize the intention or the guarantee established hereunder.

## ARTICLE 13 EFFECTIVENESS AND TERM OF THIS AGREEMENT

13.1 This Agreement shall become effective upon the satisfaction of all of the following conditions in respect of any Target Company and any Pledgor who holds the Share of the Target Company:

(i) This Agreement is duly executed by Pledgors, the Target Company and the Pledgors who pledge the Share of the Target Company; and

(ii) The Share Pledge hereunder has been legally recorded in the shareholders' register of the Target Company.

Pledgors shall provide the registration certification of the Share Pledge being recorded in the shareholders' register as mentioned above to Pledgee in a way satisfactory to Pledgee.

13.2 This Agreement shall have its valid term until the full performance of the Contractual Obligations or the full repayment of the Guaranteed Liabilities.

## ARTICLE 14 NOTICE

14.1 Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

14.2 The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile or telex; it shall be deemed to have been delivered when it is delivered if delivered in person; it shall be deemed to have been delivered five (5) days after posting the same if posted by mail.

## ARTICLE 15 MISCELLANEOUS

15.1 Pledgee may, upon notice to Pledgors but not necessarily with Pledgors' consent, assign Pledgee's rights and/or obligations hereunder to any third party; provided that Pledgors may not, without Pledgee's prior written consent, assign Pledgors' rights, obligations and/or liabilities hereunder to any third party. Successors or permitted assignees (if any) of Pledgors shall continue to perform the obligations of Pledgors under this Agreement.

15.2 This Agreement shall be prepared in the Chinese language in seven (7) original copies, with each involved Party holding one (1).

15.3 The formation, validity, execution, amendment, interpretation and termination of this Agreement shall be subject to the PRC Law.

15.4 Any disputes arising hereunder and in connection herewith shall be settled through consultations among the Parties, and if the Parties cannot reach an agreement regarding such disputes within thirty (30) days of their occurrence, such disputes shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in accordance with the arbitration rules of such Commission, and the arbitration award shall be final and binding on all Parties.

15.5 Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and the exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies by such Party.

15.6 Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (hereinafter, the "PARTY'S RIGHTS") shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party's Rights shall not preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party's Rights.

15.7 The titles of the Articles contained herein shall be for reference only, and in no circumstances shall such titles be used in or affect the interpretation of the provisions hereof.

15.8 Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

15.9 This Agreement shall substitute any other documents on the same subject executed by relevant Parties hereof once duly executed.

15.10 Any amendments or supplements to this Agreement shall be made in writing. Except for assignment by Pledgee of its rights hereunder according to Article 15.1 of this Agreement, the amendments or supplements to this Agreement shall take effect

only when properly signed by the Parties to this Agreement. Notwithstanding the preceding sentence, considering the rights and obligations of Target Company and Pledgors are severable and independent, in case the amendment or supplement is intended to have impact upon one Party of the Target Company and part of the Pledgors who hold the Share interest, the amendment or supplement requires the consent by the Target Company and the part of the Pledgors only and it is not required to obtain the consent of other Target Company and other Pledgors (to the extent the amendment or supplement does not have impact upon such Pledgor).

15.11 This Agreement shall be binding on the legal successors of the Parties.

15.12 At the time of execution hereof, each of Pledgors shall sign respectively a power of proxy (as set out in Appendix I hereto, hereinafter, the "POWER OF PROXY") to authorize any person designated by DAQING ZEFANG to sign on its behalf according to this Agreement any and all legal documents necessary for the exercise by Pledgee of DAQING ZEFANG's rights hereunder. Such Power of Proxy shall be delivered to DAQING ZEFANG to keep in custody and, when necessary, DAQING ZEFANG may at any time submit the Power of Proxy to the relevant government authority.

15.13 Notwithstanding any provision to the contrary in this Agreement, new companies except the Target Company and its shareholders can be included as one party of this Agreement by executing the Acknowledgement Letter in the form of Appendix II to this Agreement. The new companies shall enjoy the same rights and obligations as other Target Companies; the shareholders of the new companies shall enjoy the same rights and obligations as other Pledgors hereunder. Considering that the rights and obligations of the Target Company and relevant Pledgors under the Agreement are severable and independent, the participation of the new target companies and their shareholders will not affect the rights and obligations of the original Target Company and relevant Pledgors, the participation of the new target companies only requires confirmation of DAQING ZEFANG by signature. Each of the Target Company hereby irrevocably and unconditionally agree the participation of the new companies and their shareholders and further confirm that shareholders of any new target companies can pledge their Share of the new target companies to

DAQING ZEFANG according to the stipulation of this Agreement not necessarily with consent of the original Target Company or their relevant Pledgors.

[The remainder of this page is left blank]

(EXECUTION PAGE)

IN WITNESS HEREOF, the following Parties have caused this Call Option Agreement to be executed as of the date and in the place first here above mentioned.

Wang Yuhu (Signature):

Daqing High-Tech Hawkland Venture Investment Co. Ltd. (Signature):

Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company (Company Chop)

Signed by:

Name:

Position:

Daqing Zefang Intelligent Trading Co., Ltd. (Company Chop)

Signed by:

Name:

Position:

Other shareholders of Heilongjiang Tongyu:

**APPENDIX I**

## FORMAT OF THE POWER OF PROXY

I/The company, ____________, hereby entrusts ___________, [with his/her identity card number __________,] to be my/the company's authorized trustee to sign on my/the company's behalf all legal documents necessary or desirous for DAQING ZEFANG Co., Ltd (the "DAQING ZEFANG") to exercise their rights under the Share Pledge Agreement between them dated as of __________, 2011, myself/our company.

Signature: ________________

Date: ____________________

**APPENDIX II**

## ACKNOWLEDGEMENT LETTER

___________ (identity card number: ___________)/_________________ limited liability company (registered address: _________________)(hereinafter referred to as "PARTICIPATED PLEDGOR") and _________________ limited liability company (registered address: _______________) (hereinafter, "PARTICIPATED TARGET COMPANY") hereby agree to participate in Share Pledge Agreement dated on _________, 2011 between Daqing Zefang Intelligent Trading Co.,Ltd.. (hereinafter "DAQING ZEFANG"), and other relevant parties (hereinafter referred to as "SHARE PLEDGE AGREEMENT") as an independent contract party. Participated Pledgors and Participated Target Companies pledge the Share of the Participated Target Companies which constitute _______% of the registered capital of the Participated Target Companies to DAQING ZEFANG as the date of the Acknowledgement Letter to secure the following contractual obligations:

This Acknowledgement Letter once executed by the Participated Pledgors and Participated Target Company, Participated Pledgors and Participated Target Companies shall make the same undertakings and warranties with those of Pledgors and Target Companies under the Share Pledge Agreement, agree to perform the obligations of Pledgors and Target Company stipulated in the Share Pledge Agreement, and admit the rights and obligations of Parties under the Share Pledge Agreement.

[Name of Participated Pledgors] (Company Chop)

Signature by: _______________

Name: _____________________

Position: ___________________